UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

__________________

Date of Report (Date of earliest event reported): October 25, 2022
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DIFFUSION PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

Delaware	000-24477	30-0645032
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 East Main Street, Suite 201 Charlottesville, Virginia	22902
(Address of principal executive offices)	(Zip Code)

(434) 220-0718
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	DFFN	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                   ☐

Item 5.08          Shareholder Director Nominations

To the extent applicable, the information in Item 8.01 of this Current Report is incorporated by reference into this Item 5.08.

Item 7.01         Regulation FD Disclosure

Certain information concerning the business, clinical studies, development plans, and financial position of Diffusion Pharmaceuticals Inc. (the “Company” or “we”) that we expect to use at certain conferences, meetings, and presentations is being made available on our website, www.diffusionpharma.com, under “Investors – Presentations.” Representatives of the Company may use this presentation, in whole or in part, and possibly with non-material modifications, periodically in connection with conferences, meetings, and presentations to investors, analysts and others.

The information contained in the presentation is summary information that is intended to be considered in the context of the Company’s filings with the Securities and Exchange Commission (“SEC”) and other public announcements that we may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in the presentation except as required by applicable law, although the Company may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases, or through other public disclosure.

The Company makes no admission or representation as to the materiality of any information in the presentation or otherwise contained in this Item 7.01. The information contained in this Item 7.01 (including Exhibit 99.1) is furnished pursuant to the applicable instructions to Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18 of the Exchange Act, unless we specifically incorporate it by reference in a document filed under the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as previously set forth by specific reference in such a filing.

Item 8.01          Other Events

Press Release

On October 25, 2022, the Company issued a press release announcing that its Board of Directors (the “Board”) has authorized a thorough review and evaluation of a range of potential strategic opportunities in the interest of enhancing stockholder value including transactional opportunities to better leverage the potential of trans sodium crocetinate and the Company’s other assets. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Annual Stockholders’ Meeting

The Board has established December 16, 2022 as the date of the Company’s 2022 annual meeting of stockholders (the “Annual Meeting”). Additional details regarding the Annual Meeting, which will be held virtually by means of remote communication, will be disclosed in the Company’s definitive proxy statement for the Annual Meeting to be filed with the SEC.

As the date of the Annual Meeting differs by more than 30 days from the anniversary date of the Company’s 2021 annual meeting, stockholders of the Company who wish to have a proposal, including nominations of persons for election to the Board and proposals under Rule 14a-8, considered for inclusion in the Company’s proxy materials for the Annual Meeting must deliver such proposal by email to the Corporate Secretary at proxyrequests@diffusionpharma.com, on or before the close of business on November 7, 2022. To be eligible for inclusion in the proxy materials for the Annual Meeting, any such proposal must meet the requirements set forth in the rules and regulations of the SEC and the Company’s bylaws, as amended.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, issued October 25, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 27, 2022	DIFFUSION PHARMACEUTICALS INC.

	By:	/s/ William Elder
	Name:	William Elder
	Title:	General Counsel & Corporate Secretary